Exhibit 3.43

Delaware	Page 1
The First State
I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “LKQ NORTHEAST, INC.” AS RECEIVED AND FILED IN THIS OFFICE.
THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
CERTIFICATE OF CONVERSION, FILED THE THIRTEENTH DAY OF JUNE, A.D. 2017, AT 1:17 O’CLOCK P.M.
CERTIFICATE OF INCORPORATION, FILED THE THIRTEENTH DAY OF JUNE, A.D. 2017, AT 1:17 O’CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE NINETEENTH DAY OF DECEMBER, A.D. 2018, AT 1:28 O’CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2018.
CERTIFICATE OF MERGER, FILED THE NINETEENTH DAY OF DECEMBER, A.D. 2018, AT 1:33 O’CLOCK P.M.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State

6444370 8100H	Authentication: 204909368
SR# 20224073370	Date: 11-21-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware	Page 2
The First State
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2018.
CERTIFICATE OF MERGER, FILED THE TWENTIETH DAY OF DECEMBER, A.D. 2018, AT 3:23 O’CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2018.
CERTIFICATE OF MERGER, FILED THE TWENTIETH DAY OF DECEMBER, A.D. 2018, AT 3:25 O’CLOCK P.M.
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2018.
CERTIFICATE OF MERGER, FILED THE FIRST DAY OF NOVEMBER, A.D. 2019, AT 5:01 O’CLOCK P.M.
CERTIFICATE OF MERGER, FILED THE SEVENTH DAY OF JANUARY, A.D. 2020, AT 2:59 O’CLOCK P.M.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State

6444370 8100H	Authentication: 204909368
SR# 20224073370	Date: 11-21-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware	Page 3
The First State
AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE EIGHTH DAY OF JANUARY, A.D. 2020.
AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “LKQ NORTHEAST, INC.”.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State

6444370 8100H	Authentication: 204909368
SR# 20224073370	Date: 11-21-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW
1.)    The jurisdiction where the Non-Delaware Corporation first formed is
Pennsylvania    .
2.)    The jurisdiction immediately prior to filing this Certificate is Pennsylvania    .
3.)    The date the Non-Delaware Corporation first formed is 03/08/2002    .
4.)    The name of the Non-Delaware Corporation immediately prior to filing this Certificate is LKQ Northeast, Inc.    .
5.)    The name of the Corporation as set forth in the Certificate of Formation is LKQ Northeast, Inc.    .
IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the 8th day of June, A.D. 2017.

By: /s/ Matthew McKay Name: Matthew McKay Print or Type Title: Secretary Print or Type

STATE of DELAWARE
CERTIFICATE of INCORPORATION
A STOCK CORPORATION
•First: The name of this Corporation is LKQ Northeast, Inc .

•Second: Its registered office in the State of Delaware is to be located at 3411 Silverside     Road Tatnall Building #104 Street, in the City of Wilmington County of New Castle Zip Code 19810   .
The registered agent in charge thereof is
Corporate Creations Network Inc.    .
•Third: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
•Fourth: The amount of the total stock of this corporation is authorized to issue is 1,000 shares (number of authorized shares) with a par value of $0.01 per share.
•Fifth: The name and mailing address of the incorporator are as follows:
Name .LKQ Corporation
Mailing Address 500 W. Madison Street Suite 2800
Chicago, IL Zip Code 60661
•I, The Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this
8th day of June, A.D. 2017.

By: /s/ Matthew McKay (Incorporator) Name: Matthew McKay, Secretary (type or print)

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ NORTHEAST, INC., a Delaware corporation, and the name of the corporation being merged into this surviving corporation is LKQ Gorham Auto Parts Corp., a Maine corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ NORTHEAST, INC., a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is 1,000 at $0.01.
SIXTH: The merger is to become effective on 12/31/2018.
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street Suite 2800 Chicago IL 60661, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 18th day of December, A.D., 2018.

By: /s/ Matthew McKay Authorized Officer Name: Matthew McKay Print or Type Title: Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ NORTHEAST, INC., a Delaware corporation, and the name of the corporation being merged into this surviving corporation is LKQ Route 16 Used Auto Parts, Inc., a Massachusetts corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ NORTHEAST, INC., a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is 1,000 at no par value.
SIXTH: The merger is to become effective on 12/31/2018.
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street Suite 2800 Chicago IL 60661, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 18th day of December, A.D., 2018.

By: /s/ Matthew McKay Authorized Officer Name: Matthew McKay Print or Type Title: Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ NORTHEAST, INC., a Delaware corporation, and the name of the corporation being merged into this surviving corporation is LKQ Hunts Point Auto Parts Corp., a New York corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Northeast, Inc., a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is     .
SIXTH: The merger is to become effective on 12/31/2018.
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street Suite 2800 Chicago IL 60661, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 18th day of December, A.D., 2018.

By: /s/ Matthew McKay Authorized Officer Name: Matthew McKay Print or Type Title: Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:25 PM 12/20/2018
FILED 03:25 PM 12/20/2018
SR 20188293215 - File Number 6444370

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION AND
FOREIGN LIMITED LIABILITY COMPANY
Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Northeast, Inc., a Delaware corporation, and the name of the limited liability company being merged into this surviving corporation is LKQ SOUTHWICK LLC a (list jurisdiction) Massachusetts limited liability company.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company.
THIRD: The name of the surviving corporation is LKQ Northeast, Inc.
    .
FOURTH: The merger is to become effective on 12/31/2018.
FIFTH: The Agreement of Merger is on file at 500 W. Madison Street Suite 2800 Chicago IL 60661, an office of the surviving corporation.
SIXTH: A copy of the Agreement of Merger will be furnished by the corporation on request, without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.
SEVENTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.
IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the 18th day of December, A.D., 2018.

By: /s/ Matthew McKay Authorized Officer Name: Matthew McKay Print or Type Title: Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:01 PM 11/01/2019
FILED 05:01 PM 11/01/2019
SR 20197871714 - File Number 6444370

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ NORTHEAST, INC., a Delaware corporation, and the name of the corporation being merged into this surviving corporation is LKQ Broadway Auto Parts, Inc., a New York corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ NORTHEAST, INC., a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is 200 – No Par Value    .
SIXTH: The merger is to become effective on 11/1/2019    .
SEVENTH: The Agreement of Merger is on file at 500 W. MADISON STREET SUITE 2800, CHICAGO, ILLINOIS, 60661, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 1st day of November, A.D., 2019.

By: /s/ Matthew McKay Authorized Officer Name: Matthew McKay Print or Type Title: Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
FOREIGN CORPORATION INTO
A DOMESTIC CORPORATION
Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of the surviving corporation is LKQ Northeast, Inc., a Delaware corporation, and the name of the corporation being merged into this surviving corporation is LKQ 250 Auto, Inc., a Ohio corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8 Section 252 of the General Corporation Law of the State of Delaware.
THIRD: The name of the surviving corporation is LKQ Northeast, Inc., a Delaware corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation. (If amendments are affected please set forth)
FIFTH: The authorized stock and par value of the non-Delaware corporation is 1000 common at $.01    .
SIXTH: The merger is to become effective on 1/08/2020    .
SEVENTH: The Agreement of Merger is on file at 500 W. Madison Street Suite 2800, Chicago, IL 60661, an office of the surviving corporation.
EIGHTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 7th day of January, A.D., 2020.

By: /s/ Matthew McKay Authorized Officer Name: Matthew McKay Print or Type Title: Secretary